I N V E S T O R P R E S E N T A T I O N 2 n d Q U A R T E R 2 0 1 5

Cautionary note regarding forward-looking statements 2 Any forward-looking statements made in this presentation reflect our current views with respect to future events and financial performance and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such statements involve risks and uncertainties, which may cause actual results to differ materially from those set forth in these statements. For example, our forward-looking statements could be affected by risks that the acquisitions of the Hong Kong and Singapore operations of Royal & Sun Alliance Insurance plc disrupt the company's current plans and operations; the ability to retain key personnel; the ability to recognize the benefits of the acquisitions; the amounts of costs, fees, expenses, and charges related to the acquisitions; pricing and policy term trends; increased competition; the adequacy of our loss reserves; negative rating agency actions; greater frequency or severity of unpredictable catastrophic events; the impact of acts of terrorism and acts of war; the company or its subsidiaries becoming subject to significant income taxes in the United States or elsewhere; changes in regulations or tax laws; changes in the availability, cost or quality of reinsurance or retrocessional coverage; adverse general economic conditions; and judicial, legislative, political and other governmental developments, as well as management's response to these factors, and other factors identified in our filings with the U.S. Securities and Exchange Commission. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which they are made. We are under no obligation (and expressly disclaim any such obligation) to update or revise any forward-looking statement that may be made from time to time, whether as a result of new information, future developments or otherwise.

Agenda  Executive Summary  Operating Segments  North American Insurance  Global Markets Insurance  Reinsurance  Financial Highlights  Conclusion  Appendix

General Casualty 24% Professional Liability 15% Healthcare 8% Specialty Reinsurance 6% Property Reinsurance 15% General Property 7% Other 14% Programs 4% (1) Allied World – A Niche Mix of Specialty Lines 4 Niche specialty insurance and reinsurance products offered across a global platform with operations in the United States, Bermuda, Canada, Lloyd’s, Europe, Hong Kong, Singapore and Australia Emphasis on insurance and casualty lines with opportunistic reinsurance and property capabilities Customer focus o Moving closer to clients o Demonstrated expertise in markets in which we underwrite o A “go to” market for targeted lines and industry verticals such as healthcare and real estate/construction 75% Casualty / 25% Property Total TTM June 2015 GPW: $2,980M We are a leading specialist insurance company with a broad range of product offerings, global capabilities and significant U.S. focus (1) Other includes the followings lines: general aviation, marine cargo, trade credit, M&A, primary construction, surety, energy, environmental, inland marine, (construction) employee compensation, accident and health, and motor. Insurance 72% Reinsurance 28%

Experienced Management: Shifting the Business Focus 5 Since 2007, Allied World has built out a full U.S. specialty franchise, and more recently, has focused on developing its Global Markets Insurance segment 2007 GPW: $1,506M Total TTM June 2015 GPW: $2,980M Allied World 2007 Build out via expansion in Europe and Asia, including the launch of Syndicate 2232 at Lloyd’s, and the acquisitions of the Asian operations, which are expected to add ~$250M of additional annual premiums Post the 2008 Darwin acquisition, the North American Insurance segment has increased significantly with focus on small and middle market account primary and specialty business Reinsurance segment is flexible, with a strong U.S. and international presence Allied World TODAY Global Markets Insurance 17% North American Insurance 48% Reinsurance 28% North American Insurance 60% (1) 2008 Darwin GPW of $301M. Reinsurance 35% Gross premiums written have largely doubled over eight years, representing a CAGR of 10%

Allied World’s Evolution Allied World Zug office opens Build out of additional North American Insurance lines, including Defense Base Act, Surety, Construction, and Environmental, as well as Crop Reinsurance Build out of European platform, including Aviation, Marine, Onshore Construction and Primary Casualty (1) In the fourth quarter of 2012, Allied World Financial Services entered into four strategic partnerships with Cunningham Lindsey, MatlinPatterson, Aeolus Capital Management and Crescent Capital Group. In 2014, AWFS also entered into a strategic partnership with Blue Vista. 6 2 0 0 8 2 0 0 9 2 0 1 0 2 0 1 1 2 0 1 2 2 0 1 3 2 0 1 4 2 0 1 5 Significant milestones achieved over the past seven years have shaped a global franchise Completed acquisitions of the Asian operations

Strategy of Hiring Focused, Experienced Leadership 7 Targeted growth driven by key teams with seasoned experience and a shared culture Year Added Underwriting Team Senior Underwriters Average Years Industry Experience Selected Former Experience 2009 Defense Base Act 4 20 AIG, ACE 2011 Crop Reinsurance 1 28 Platinum 2011 Inland Marine 9 15 Axis, OneBeacon 2012 Construction 2 14 AIG, Markel 2012 Environmental 7 12 AIG, Tokio Marine 2012 U.S. M&A 4 12 AIG, Gulf, Banking/Finance/Legal Roles 2013 Aviation 3 15 Alterra/Markel 2013 Marine 3 21 Alterra, CV Starr, AIG, RSA 2013 Primary Casualty 2 25 XL Insurance 2013 Surety 7 10 AIG, American Safety, International Fidelity 2014 Architects & Engineers 2 35 AIG 2014 Onshore Construction 5 21 AIG, Munich Re, Tokio Marine, RSA 2014 Property Energy 2 35 Arch (1) Note: information does not include the teams brought on via the acquisitions of the Hong Kong and Singapore operations. (1) Senior underwriters are Assistant Vice President level and above; (2) Construction (North America); (3) Marine consists of Marine Cargo and Marine Liability; (4) North America Architects & Engineers; (5) Onshore Construction (Global Markets); (6) Canada Property Energy. (2) (3) (4) (5) (6)

Investment Strategy

- Focus on total investment return as a key driver of book value growth; net investment income is one component
  - All investments categorized as "trading", with mark-to-market flowing through income statement
  - Similar treatment of cash and derivatives
  - Net income focus aligns to impact of book value per share growth on senior management incentive compensation
  - Emphasis on detailed transparency
- Maintain a short duration, overweight credit position in core fixed income
- Look to optimize the portfolio via the non-core strategy and Allied World Financial Services equity investments

Total Investment Return ($M) and Total Investment Portfolio ($B)



2008 (1)
2009
2010
2011
2012
2013
2014
1H 2014
1H 2015
$20
$309
($273)
($16)
$557
$179
$77
$301
$469
$286
$244
($61)
$160
$10
$196
($46)
$455
$306
$167
($18)
$217
$59
$158
$266
$89
$177
$224
$140
$84
$112
$25
$87
$6.9
$7.5
$8.0
$8.1
$8.8
$8.4
$8.5
$8.8
$8.9
Net investment income
Realized gains (losses)
Change in unrealized gains (losses)

Book Yield vs. Total Return



7.7%
6.1%
5.5%
4.8%
4.2%
3.3%
2.5%
2.1%
2.6%
3.1%
2.0%
1.9%
2.1%
0.3%
2.6%
2.0%
2.0%
1.3%
2008 (1)
2009
2010
2011
2012
2013
2014
1H 2014
1H 2015
Total Return
Annualized Book yield

Focused on **maximizing total return** performance via a **diversified** portfolio

AWAC.COM

8

(1) Prior to the 2009 move from an "available for sale" portfolio to a trading portfolio, which impacts the presentation of returns from the non-core portfolio.

$2,417 $3,213 $3,075 $3,149 $3,326 $3,520 $3,778 $3,625 $499 $499 $798 $798 $798 $798 $818 $823 -$646 -$682 -$1,475 -$1,658 -$1,975 -$2,197 -$2,449 -$2,761 $2,916 $3,712 $3,873 $3,947 $4,124 $4,318 $4,596 $4,448 $15.35 $19.85 $24.76 $26.70 $30.86 $34.20 $38.27 $38.75 2008 2009 2010 2011 2012 2013 2014 1H 2015 Accumulated Share and Warrant Repurchases & Dividends Debt Shareholders' Equity Diluted Book Value per Share Active Capital Management Improves Shareholder Value 9 Capital Management History Share Repurchases: o Over $2.3 billion of shares and warrants repurchased since December 2007 o $173 million of remaining authorization in share repurchase program as of July 2015; plan expiring in May 2016 Dividends: o Increased the dividend 15% in April 2015 to $1.04 per share after an annual dividend increase of 35% and 33% in 2014 and 2013, respectively o Over $450(2) million of common dividends paid since going public in 2006 Conservative Capital Position: o Financial leverage of 18.5% at June 30, 2015 (In millions, except for per share amounts) (1) Excludes $243.8 million syndicated loan that was repaid on February 23, 2009. (2) Includes dividends paid in July 2015. (1) (2) Diluted book value per share has more than doubled since 2008

31.4% 37.5% 38.1% 42.2% 46.4% 52.2% 55.0% 60.4% 63.3% 64.7% 75.2% 77.6% 90.2% 92.0% Allied World RLI W.R. Berkley Markel XL Arch ProAssurance Axis HCC Endurance Aspen Navigators Hanover Argo Superior Value Creation 10 Growth in book value per share calculated by taking change in book value per share from June 30, 2010 through June 30, 2015 adjusted for regular and special dividends. Diluted book value per share used when available; financial data updated as of June 30, 2015. (1) Includes dividend of $0.26 per share declared in Q2 2015. Source: SNL Financial, Company filings. Peer Average = 56.5% Allied World CAGR = 14.0% (1) Five Year Growth in Book Value per Share July 2010 – June 2015

Agenda  Executive Summary  Operating Segments  North American Insurance  Global Markets Insurance  Reinsurance  Financial Highlights  Conclusion  Appendix

North American Insurance Segment 12 Specialty franchise with niche product offerings and expertise across primary and excess lines Healthcare 13% Inland Marine 4% Primary General Casualty 15% Programs 7% D&O Private 3% D&O Public 9% E&O 9% Environmental 4% Excess General Casualty 19% M&A 5% General Property 10% Property and casualty insurance for small and middle-market and Fortune 1000 companies through 13 offices in North America: o Fortune 1000-focused Bermuda platform is the largest direct business in Bermuda o Branch office network across the U.S. and Canada brings increased access to low limit accounts Industry verticals strategy: o Focused on servicing products in select specialty industry classes, including healthcare, private/non-profit, and public entity/construction Specialty product capabilities Admitted and excess & surplus lines (E&S) capabilities in all 50 states Total TTM June 2015 GPW: $1,796M Primary Construction 2%

Global Markets Insurance Segment 13 A targeted global presence poised for further growth Focused European and Lloyd’s expansion has driven growth Lloyd’s Syndicate 2232: o Launched own Managing Agency at Lloyd’s in April 2014 o Increased capacity and new lines added Specialty product capabilities: o Recent entry into aviation, marine cargo and liability, onshore construction and primary casualty Acquired Asian Operations: o Will materially increase Allied World’s Asian platform by providing access to attractive business and distribution o Acquisitions completed on April 1, 2015 A&H 1% General Casualty 14% Professional Lines 28% Aviation 10% Marine 8% General Property 14% SME 4% Total TTM June 2015 GPW: $344M Note: “SME”: small to medium enterprise, “A&H”: accident and health. Healthcare 5% Construction 4% Motor 3%

Reinsurance Segment 14 Flexibility to take advantage of opportunities as they arise Total TTM June 2015 GPW: $840M Global CAT 15% Global Property 5% North American Property 12% Global Casualty 6% Specialty 4% Crop 11%North American CAT 21% Professional Liability 7% • Opportunistic positioning and ability to size up or down with market conditions o Strategic partnership with Aeolus Capital Management • U.S. operation has access to U.S. regional business and strong local relationships o Property reinsurance capabilities that focus on small and medium account regional carriers Strategic Bermuda platform o Property catastrophe, property per risk, workers’ compensation catastrophe, accident & health and specialty casualty • Miami, Singapore and Swiss offices and Lloyd’s Syndicate 2232 increase global reach and drive targeted growth Global Marine & Aerospace 6% North American General Casualty 13%

Page Intentionally Left Blank 15

Agenda  Executive Summary  Operating Segments  North American Insurance  Global Markets Insurance  Reinsurance  Financial Highlights  Conclusion  Appendix

Operating Results 2011 2012 2013 2014 1H 2014 1H 2015 Underwriting Income $59 $97 $278 $323 $159 $73 Operating Income $184 $203 $364 $415 $206 $118 Net Income $275 $493 $418 $490 $329 $134 Operating Return on Average Equity 6.0% 6.3% 10.6% 11.4% 11.4% 6.3% Net Income Return on Average Equity 8.9% 15.3% 12.2% 13.4% 18.3% 7.2% Combined Ratio 95.9% 94.5% 86.2% 85.2% 85.1% 94.0% Cash Flow from Operations $548 $629 $114 $417 $449 $427 Total Financial Statement Portfolio Return 2.0% 5.5% 2.6% 3.1% 2.6% 1.3% Ending Diluted Book Value per Share $26.70 $30.86 $34.20 $38.27 $36.98 $38.75 Growth in Diluted Book Value per Share 7.8% 15.6% 10.8% 11.9% 8.1% 1.3% Financial Highlights 17 Allied World has reported consistently strong results despite a competitive landscape, financial turbulence and catastrophe activity ($ in millions, except per share amounts)

22.5% 26.7% 30.2% 32.8% 30.1% 29.4% 30.2% 30.3% 31.7% 30.1% 30.5% 32.2% 33.3% 33.3% 33.8% 33.9% 35.0% 35.5% 2007 2008 2009 2010 2011 2012 2013 2014 1H 2015 Allied World Peer Average Expense Ratio Advantage 18 Note: GAAP expense ratio; financial data updated as of June 30, 2015. (1) Peer average includes ACGL, AGII, AHL, AXS, ENH, HCC, MKL, NAVG, PRA, RLI, THG, WRB, and XL. Source: SNL Financial, Company filings. A 3.8 point advantage compared to peers (1) Our best in class expense ratio has been maintained over the course of the build-out of the U.S. and European platforms, the launch of Lloyd's Syndicate 2232, and the acquisitions of the Hong Kong and Singapore operations

Growth Balanced with Underwriting Profitability 19 Consistent performance amid strong topline growth and a presence in varied lines of business Five Year Performance Average Combined Ratio vs. Growth in Net Premiums Earned ProAssurance not shown on chart (five year average combined ratio of 67.8% with net premium earned five-year CAGR of 6.9%). Financial data updated as of June 30, 2015. Source: SNL Financial, Company filings. Allied World Arch Argo Aspen Axis Endurance Hanover HCC Markel Navigators XL RLI W.R. Berkley 0% 5% 10% 15% 20% 80% 85% 90% 95% 100% 105% N e t P re m iu ms Ea rn e d F iv e y e ar C A G R Five Year Average Combined Ratio

Strong Underwriting Results Since Inception

Historical Loss Ratios Through June 30, 2015 ($M)[1]

AY (2)	2002	2003	2004	2005	2006	2007	2008	2009	2010	2011	2012	2013	2014	2015	CY Total
CY Original Loss Ratio	70.1%	65.3%	75.9%	103.1%	59.6%	58.4%	55.6%	45.9%	52.0%	65.8%	65.1%	56.0%	54.9%	62.3%	
Prior Year Development	0.0%	-4.9%	-5.8%	-3.6%	-8.2%	-10.2%	-24.2%	-18.8%	-23.0%	-17.4%	-9.7%	-9.0%	-9.7%	-7.0%	
AY Original Loss Ratio	70.1%	70.1%	81.7%	106.7%	67.7%	68.6%	79.8%	64.7%	75.1%	83.2%	74.9%	65.0%	64.7%	69.3%	
2002															
2003	($57)														($57)
2004	(27)	(53)													(79)
2005	(8)	(46)	6												(49)
2006	(16)	(43)	(45)	(8)											(113)
2007	6	(34)	(77)	(6)	(26)										(137)
2008	(9)	(88)	(100)	(74)	(8)	(34)									(313)
2009	(17)	(57)	(118)	(103)	12	2	32								(248)
2010	4	(11)	(57)	(147)	(54)	(25)	(23)	(1)							(313)
2011	(0)	(1)	(22)	(90)	(42)	(69)	(22)	(28)	20						(254)
2012	4	(4)	(9)	(11)	(82)	(91)	(35)	(8)	11	53					(170)
2013	15	(3)	(12)	(14)	(25)	(48)	(52)	(26)	(38)	7	16				(180)
2014	5	(2)	(6)	12	(25)	(39)	(10)	(69)	(44)	(7)	18	(45)			($213)
2015	(0)	(5)	(4)	(5)	(2)	24	5	(41)	(41)	(12)	15	16	(36)		(85)
Subsequent Development	(99)	(346)	(445)	(445)	(253)	(279)	(104)	(174)	(91)	42	49	(29)	(36)		($2,211)
Loss Ratio Points	-22.9%	-29.6%	-32.4%	-32.8%	-18.3%	-20.8%	-8.1%	-13.2%	-6.7%	2.9%	2.8%	-1.5%	-1.7%		
AY Developed	47.2%	40.6%	49.3%	73.9%	49.5%	47.8%	71.7%	51.5%	68.3%	86.1%	77.7%	63.5%	63.0%	69.3%	
Cat Losses			16.3%	28.0%			9.1%		5.9%	18.0%	9.9%	0.7%	3.0%	2.1%	
AY Developed Excl. Cat Losses	47.2%	40.6%	32.9%	45.9%	49.5%	47.8%	62.6%	51.5%	62.4%	68.1%	67.8%	62.8%	60.0%	67.3%	
Case Incurred through 2015 Q2 (2)	45.1%	36.2%	47.6%	63.2%	40.5%	42.9%	59.4%	37.9%	56.1%	58.5%	52.5%	31.1%	21.6%	6.9%	
Remaining IBNR / EP Ratio @ 2015 Q2	2.0%	4.4%	1.7%	10.8%	8.9%	4.9%	12.3%	13.5%	12.2%	27.6%	25.1%	32.5%	41.4%	62.4%	

[1] Pro-forma including Darwin development since inception; including recently acquired Hong Kong and Singapore operations' development starting from April 1, 2015.
[2] Case incurred loss ratios by year are not directly comparable to our financial statements as reinsurance case incurred losses shown above are on a treaty year basis.

20

AWAC.COM

Prudent Reserving Philosophy 21 $113 $137 $313 $248 $313 $254 $170 $180 $213 $94 $85 2006 2007 2008 2009 2010 2011 2012 2013 2014 1H 2014 1H 2015 o Net reserves approximately 3.5% above mid-point of range at June 30, 2015 o Over $2.2 billion net favorable reserve development since inception o 71% of net reserves are IBNR Net Prior Year Reserve Releases(1) ($M) (1) Pro-forma including Darwin development since inception. June 30, 2015 Total: $4.9B Net Loss & Loss Adjustment Expenses Reserve Mix at June 30, 2015 Case North American Insurance 15% IBNR Global Markets Insurance 8% Case Global Markets Insurance 6% IBNR Reinsurance 23% Case Reinsurance 8% IBNR North American Insurance 40%

Investment Portfolio Breakout Below Investment Grade Credit 5.0% Below Investment Grade Securitized 3.8% Equities 9.2% Hedge Funds 4.0% Private Equity Funds 4.3% Other Private Securities (AWFS) 1.4% Non-Core Assets 27.7% Core Assets 72.3% Core assets include: cash and cash equivalents (8.6%), U.S. government securities (13.7%), U.S. government agencies (0.7%), non-U.S. government securities (4.3%), state, municipalities and political subdivisions (3.3%), mortgage-backed securities (10.7%), investment grade corporate securities (23.2%), and investment grade asset-backed securities (7.8%). Total Investment Portfolio at June 30, 2015: $8,913M 22

1.3% 1.1% 1.0% 0.8% 0.8% 0.8% 0.7% 0.7% 0.5% 0.5% 0.4% 0.3% 0.1% -0.5% AWH ACGL WRB THG ENH PRA XL AXS AGII AHL HCC NAVG RLI MKL 6.7% 5.4% 2.9% 4.1% -0.1% 1.7% 0.6% 0.0% 1.0% 0.7% -0.9% 1.4% 2.7% 1.4% 0.8% 0.3% 7.7% 6.1% 2.0% 5.5% 2.6% 3.1% 1.4% 0.3% 2009 2010 2011 2012 2013 2014 Q2 2014 Q2 2015Return from Non-Core Strategy Return from Fixed Income Strategy Customized Benchmark Investment Portfolio Return and Peer Comparison 23 • Portfolio was > 95% core fixed income in 2008 and has moved to a 72/28% core/non-core split at present • Returns from the non-core piece have generally had a disproportionately positive impact on the total investment return Composition of Allied World Total Investment Return June 30, 2015 Total Return(2) Financial data updated as of June 30, 2015. (1) Blend of Barclays Aggregate benchmarks representative of the underlying sectors of our portfolio. (2) Source: Company filings. Peer Average = 0.6% (1) We have increased our allocation to investment strategies outside of the core fixed income portfolio

5.1% 5.3% 6.3% 6.9% 7.2% 7.2% 8.0% 10.0% 10.7% 11.9% 11.9% 12.4% 12.7% 14.8% Arch W.R. Berkley Allied World ProAssurance RLI XL Argo Hanover Markel Navigators Aspen Endurance HCC Axis Peer Comparisons – Net Income ROE 24 Financial data updated as of June 30, 2015. Source: SNL Financial, Company filings. Peer Average = 9.0% Five Year Average Quarterly Annualized Net Income ROE July 2010 – June 2015

Agenda  Executive Summary  Operating Segments  North American Insurance  Global Markets Insurance  Reinsurance  Financial Highlights  Conclusion  Appendix

Allied World Arch Argo Aspen Axis Endurance Hanover HCC Markel Navigators XL ProAssurance W.R. Berkley 0.8x 1.0x 1.2x 1.4x 1.6x 1.8x 2.0x 30% 45% 60% 75% 90% 105% 120% P ri ce t o D ilu te d B o o k V al u e P e r Sh ar e Five Year Growth in Diluted Book Value Per Share Conclusion 26 Allied World is attractively valued given its demonstrated ability to grow book value Five Year Growth in Book Value per Share (through June 2015) vs. Price to Book Value @ August 11, 2015 Growth in book value per share calculated by taking change in diluted book value per share from June 30, 2010 through June 30, 2015 adjusted for dividends. Diluted book value per share used when available; RLI not shown on chart (five year growth in book value per share of 78% with price to book value of 2.78x as of August 11, 2015). Financial data updated as of June 30, 2015; trading data is as of August 11, 2015. (1)Includes dividend of $0.26 per share declared in Q2 2015. (1)

Allied World RLI Arch W.R. Berkley Aspen Axis Endurance Hanover HCC Navigators ProAssurance Argo Markel XL 10.0% 15.0% 20.0% 25.0% 30.0% 5% 6% 7% 8% 9% 10% 11% 12% 13% 14% 15% To ta l S to ck R e tu rn C A G R Five Year Value Creation CAGR Conclusion 27 Allied World has generated sector leading total value creation Five Year Value Creation CAGR vs. Total Stock Return CAGR Five year value creation calculated by taking the change in diluted book value per share from June 30, 2010 through June 30, 2015 adjusted for dividends. Diluted book value per share used when available. Total stock return calculated by taking the change in end-of-day stock price from July 1, 2010 through June 30, 2015 adjusted for dividends; financial data updated as of June 30, 2015. (1 Includes dividend of $0.26 per share declared in Q2 2015. (1) R2 = 0.33

Agenda  Executive Summary  Operating Segments  North American Insurance  Global Markets Insurance  Reinsurance  Financial Highlights  Conclusion  Appendix

Non-GAAP Financial Measures In presenting the company's results, management has included and discussed in this presentation certain non-generally accepted accounting principles ("non- GAAP") financial measures within the meaning of Regulation G as promulgated by the U.S. Securities and Exchange Commission. Management believes that these non-GAAP measures, which may be defined differently by other companies, better explain the company's results of operations in a manner that allows for a more complete understanding of the underlying trends in the company's business. However, these measures should not be viewed as a substitute for those determined in accordance with generally accepted accounting principles ("U.S. GAAP"). "Operating income" is an internal performance measure used in the management of the company’s operations and represents after-tax operational results excluding, as applicable, net realized investment gains or losses, net impairment charges recognized in earnings, net foreign exchange gain or loss and other non- recurring items. The company excludes net realized investment gains or losses, net impairment charges recognized in earnings, net foreign exchange gain or loss, and other non-recurring items from the calculation of operating income because these amounts are heavily influenced by and fluctuate in part according to the availability of market opportunities and other factors. The company has excluded from operating income the termination fee received from Transatlantic Holdings, Inc. in 2011 as this is a non-recurring item. In addition to presenting net income determined in accordance with U.S. GAAP, the company believes that showing operating income enables investors, analysts, rating agencies and other users of the company’s financial information to more easily analyze our results of operations and underlying business performance. Operating income should not be viewed as a substitute for U.S. GAAP net income. The company has included "diluted book value per share" because it takes into account the effect of dilutive securities; therefore, the company believes it is an important measure of calculating shareholder returns. "Annualized net income return on average shareholders' equity" ("ROAE") is calculated using average shareholders’ equity, excluding the average after tax unrealized gains (or losses) on investments. Unrealized gains (losses) on investments are primarily the result of interest rate and credit spread movements and the resultant impact on fixed income securities. Such gains (losses) are not related to management actions or operational performance, nor are they likely to be realized. Therefore, the company believes that excluding these unrealized gains (losses) provides a more consistent and useful measurement of operating performance, which supplements U.S. GAAP information. In calculating ROAE, the net income (loss) available to shareholders for the period is multiplied by the number of such periods in a calendar year in order to arrive at annualized net income (loss) available to shareholders. The company presents ROAE as a measure that is commonly recognized as a standard of performance by investors, analysts, rating agencies and other users of its financial information. "Annualized operating return on average shareholders' equity" is calculated using operating income (as defined above and annualized in the manner described for net income (loss) available to shareholders under ROAE above), and average shareholders' equity, excluding the average after tax unrealized gains (losses) on investments. Unrealized gains (losses) are excluded from equity for the reasons outlined in the annualized net income return on average shareholders' equity explanation above. See slides 30 – 32 for a reconciliation of non-GAAP measures used in this presentation to their most directly comparable U.S. GAAP measures. 29

Non-GAAP Financial Measures - Reconciliations 30 ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG UNAUDITED OPERATING INCOME RECONCILIATION (Expressed in thousands of United States dollars, except share and per share amounts) Three Months Ended June 30, Six Months Ended June 30, 2015 2014 2015 2014 Net income $ 9,458 $ 151,863 $ 133,814 $ 328,835 Add after tax effect of: Net realized investment losses (gains) 15,112 (76,443) (27,460) (123,605) Foreign exchange loss 1,265 651 11,162 700 Operating income $ 25,835 $ 76,071 $ 117,516 $ 205,930 Weighted average common shares outstanding: Basic 92,441,730 97,809,639 94,178,989 98,672,618 Diluted 93,984,226 99,724,802 95,830,455 100,691,568 Basic per share data: Net income $ 0.10 $ 1.55 1.42 $ 3.33 Add after tax effect of: Net realized investment losses (gains) 0.16 (0.78) (0.29) (1.25) Foreign exchange loss 0.02 0.01 0.12 0.01 Operating income $ 0.28 $ 0.78 $ 1.25 $ 2.09 Diluted per share data: Net income $ 0.10 $ 1.52 $ 1.40 $ 3.27 Add after t x effect of: Net realized investment losses (gains) 0.16 (0.77) (0.29) (1.23) Foreign exchange loss 0.01 0.01 0.12 0.01 Operating income $ 0.27 $ 0.76 $ 1.23 $ 2.05

Non-GAAP Financial Measures - Reconciliations 31 ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG UNAUDITED ANNUALIZED RETURN ON SHAREHOLDERS' EQUITY RECONCILIATION (Expressed in thousands of United States dollars, except for percentage information) Three Months Ended June 30, Six Months Ended June 30, 2015 2014 2015 2014 Opening shareholders' equity $ 3,829,067 $ 3,616,678 $ 3,778,291 $ 3,519,826 Deduct: accumulated other comprehensive income — — — — Adjusted opening shareholders' equity 3,829,067 3,616,678 3,778,291 3,519,826 Closing shareholders' equity $ 3,624,801 $ 3,682,762 $ 3,624,801 $ 3,682,762 Add: accumulated other comprehensive income 3,272 — 3,272 — Adjusted closing shareholders' equity 3,628,073 3,682,762 3,628,073 3,682,762 Average shareholders' equity $ 3,728,570 $ 3,649,720 $ 3,703,182 $ 3,601,294 Net income available to shareholders $ 9,458 $ 151,863 $ 133,814 $ 328,835 Annualized net income available to shareholders 37,832 607,452 267,628 657,670 Annualized return on average shareholders' equity - net income available to shareholders 1.0% 16.6% 7.2% 18.3 % Operating income available to shareholders $ 25,835 $ 76,071 $ 117,516 $ 205,930 Annualized operating income available to shareholders 103,340 304,284 235,032 411,860 Annualized return on average shareholders' equity - operating income available to shareholders 2.8% 8.3% 6.3% 11.4%

Non-GAAP Financial Measures - Reconciliations 32 ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG UNAUDITED DILUTED BOOK VALUE PER SHARE RECONCILIATION (Expressed in thousands of United States dollars, except share and per share amounts) As of As of June 30, December 31, 2015 2014 Price per share at period end $ 43.22 $ 37.92 Total shareholders' equity $ 3,624,801 $ 3,778,291 Basic common shares outstanding 90,796,360 96,195,482 Add: unvested restricted share units 829,622 502,506 Add: performance based equity awards 591,683 616,641 Add: employee share purchase plan 43,538 42,176 Add: dilutive options outstanding 2,096,048 2,426,674 Weighted average exercise price per share $ 16.66 $ 16.41 Deduct: options bought back via treasury method (807,727) (1,050,151) Common shares and common share equivalents outstanding 93,549,524 98,733,328 Basic book value per common share $ 39.92 $ 39.28 Diluted book value per common share $ 38.75 $ 38.27